Borrowings	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Borrowings
(16)	Borrowings

Future maturities, interest and other payments under the Company’s long term secured loan pursuant to the credit agreement as of December 31, 2013 is as follows:

	US$	A$
2014	2,532,500
2015	1,749,167
2016	1,732,500
2017	1,732,500
2018	16,732,500
Thereafter	0

Total minimum payments	24,479,167
Less amount representing interest and other fees	(9,479,167)

Gross balance of long term debt	15,000,000
Less fair value of warrants recorded within loan (a)	(815,655)
Plus amortization of warrants	5,363

Total carrying value	14,189,708	15,857,966

Less current portion	0	0

Total carrying value, non-current portion	14,189,708	15,857,966

(a)	The warrants issued in December 2013 had a fair value of US$815,655 as of December 31, 2013, and are included in long term debt carrying value.

Athyrium Credit Agreement

On December 19, 2013 (“Closing Date”), UBI and its wholly owned subsidiary, UBS (together UBI and UBS, the “Transaction Parties”) entered into a credit agreement with Athyrium Opportunities Fund (A) LP (“Athyrium A”), as administrative agent (the “Administrative Agent”) and as a lender, and Athyrium Opportunities Fund (B) LP (“Athyrium B”) as a lender (Athyrium A and Athyrium B together with any other lenders party thereto from time to time, the “Lenders”) for a secured term loan of up to US$25 million (“Credit Agreement”). Of this amount, US$15 million had been drawn at December 31, 2013, with a further US$10 million available to be drawn down as follows:

•	US$5million available within 30 days after the end of any quarter until January 30, 2015, conditional upon UBS satisfying certain conditions precedent including that in the immediately preceding quarter, UBS achieves quarterly service fee revenues from the sale of the OneTouch® Verio® blood glucose strips (“Verio QSFs”) plus coagulation manufacturing revenues of not less than US$1,800,000 in the aggregate; and

•	US$5million available within 30 days after the end of any quarter until January 30, 2015, conditional upon UBS satisfying certain conditions precedent including that in the immediately preceding quarter, UBS achieves Verio QSF plus coagulation manufacturing revenues of not less than US$2,500,000 in the aggregate.

The term loan has a maturity date of December 19, 2018 (“Maturity Date”) and bears interest at 10.5% per annum payable in cash quarterly in arrears over the five year term, and as otherwise described in the Credit Agreement. A default interest rate or 13% per annum shall apply during the existence of a default under the Credit Agreement. Other than as summarized below, UBS is not required to make payments of principal for amounts outstanding under the term loan until maturity, December 19, 2018. The term loan under the Credit Agreement is secured by substantially all of UBI and UBS’ assets. UBI (together with any future subsidiaries) guarantees all of UBS’s obligations under the Loan.

Voluntary prepayments of the term loans are not permitted prior to the second anniversary of the Closing Date, except in the event of a change of control of a Transaction Party. After the second anniversary, UBS can make voluntary repayments in minimum principal amounts of US$2,500,000 together with interest, plus the premium described below. UBS must make mandatory prepayments in certain prescribed circumstances, including in the event of raising additional debt financing, a sale or transfer of assets other than in certain circumstances and in the event of other specified extraordinary receipts. Extraordinary events include cash received or paid other than in the ordinary course of business, such as tax refunds (other than GST and R&D tax rebates), LifeScan lump sum fee payments and Siemens termination fees. In such events, UBS must prepay to the Lenders 100% of the net cash proceeds received. In the event of a prepayment on or prior to the second anniversary of the Closing Date, UBS must also pay a prepayment premium of 20% of the loans due and payable on that date. If there is a prepayment after the second anniversary of the Closing Date, UBS must pay a prepayment premium commencing at 15% of the loans due and payable on the applicable date and reducing pro-rata on a monthly basis until the Maturity Date.

UBS has paid a non-refundable fee of US$625,000 to the Lenders on the Closing Date (being 2.5% of the aggregate credit facility) and a 2% commitment fee based on any available unused borrowing commitment under the Credit Agreement until January 30, 2015. The Lenders will also be entitled to receive 30% of the net proceeds of milestone payments paid under the Collaboration Agreement by and among UBS, UBI and Siemens Healthcare Diagnostics, Inc., up to a maximum of US$600,000 in the aggregate. UBS has also agreed to pay certain taxes arising in connection with the Credit Agreement and other Loan Documents, including withholding taxes. UBS has also agreed to pay certain reasonable out-of-pocket expenses incurred by the Lenders in connection with the loan documents, or as may be incurred in connection with the enforcement or protection of their rights.

The Credit Agreement also contains certain covenants, including among other things, covenants: (i) relating to the delivery of financial and other information and certificates, notices of defaults, litigation and other material events; payment of taxes and other obligations; maintenance of insurance; (ii) which limit or restrict the incurrence of liens; the making of investments; the incurrence of certain indebtedness; mergers, dispositions, liquidations, or consolidations and significant asset sales; restricted payments; transactions with affiliates other than on normal and arms-length terms; burdensome agreements; prepayment of other indebtedness; ownership of subsidiaries; and (iii) which require UBS to maintain unrestricted cash of not less than US$2,000,000 in a specified bank account at any time.

As further described in Note 17, pursuant to the Athyrium Credit Agreement, UBS issued to the lenders warrants entitling the holder to purchase up to an aggregate total of 4.5 million shares of UBI’s common stock in the form of CDIs at a price of A$1.00 per share (the “Exercise Price”), which represents a 117% premium over the closing price of UBI’s common stock on December 19, 2013. The warrants are immediately exercisable and have a term of seven years.

Other

In February 2013, UBS entered into an arrangement with Lumley Finance Ltd to fund the Group’s insurance premium. The total amount financed was A$767,471 at inception. Interest was charged at a fixed rate of 2.95% per annum and the short-term borrowing was fully repaid by December 2013. The short-term borrowing was secured by the insurance premium refund.